Exhibit 99.1

PROSPERITY BANCSHARES, INC.®

Real bankers... not just a bank.®

Statements contained in this presentation which are not historical facts and which pertain to future operating results of Prosperity Bank and its subsidiaries constitute “forward-looking statements” within the meaning of the Private Securities Litigation reform Act of 1995. These forward-looking statements involve significant risks and uncertainties. Actual results may differ materially from the results discussed in these forward-looking statements. Factors that might cause such a difference include, but are not limited to, those discussed in the company’s periodic filings with the SEC. Copies of the SEC filings for Prosperity Bancshares® may be downloaded from the Internet at no charge from www.prosperitybanktx.com.

a Track Record of Success

•	A Texas based Financial Holding Company with approximately $10 billion in assets

•	3rd largest Texas based commercial bank by Texas deposits

•	Strong balance sheet growth – 10 year CAGR of 30% loans, 28% deposits and 30% assets

•	Strong earnings growth – 10 year CAGR of 14% for EPS (diluted) and 32% for net income

•	Shareholder driven with approximately 9% inside ownership

•	Excellent asset quality – Net Charge Offs / Average Loans of 0.01% for three months ending September 30, 2011

•	Excellent cost control – under 50% efficiency ratio

•	Since 2000, integrated over 20 successful acquisitions

•	Net Interest Margin was 4.02% for the third quarter 2011

•	Non- Performing Assets to Average Earning Assets remain low at 0.16% or $13.363 million

•	Strong Earnings of $36.373 million or $0.77 per share (diluted) and 1.52% Return on Assets for the third quarter 2011

•	Tangible Common Equity Ratio improved to 6.89% at September 30, 2011

Banking Center Network

PROSPERITY BANK®

175 Full Service Locations

10	in Bryan/ College Station Area
33	in Central Texas Area
31	in Dallas/ Fort Worth Area
21	In East Texas Area
60	in Houston Area
20	in South Texas Area

Texas has six of the nation's top 20 cities in population:

4 Houston

7 San Antonio

9 Dallas

16 Austin

17 Fort Worth

20 El Paso

The Dallas/ Fort Worth MSA is the nation's 4th largest regional area with 6.5 million residents
The Houston MSA is the nation's 5th largest regional area with 6.1 million residents
Duncan
Ardmore
Hugo
Idabel
Nashville
Wichita Falls
Sherman
Paris
Hope
El Dorad
Texarkana
Mount Pleasant
Greenvil
Dallas
Longview
Abilene
Shrevep
Midland
Big Spring
Stephenville
Odessa
Brownwood
Waco
Nacogdoches
TEXAS
San Angelo
Brady
Killeen
Lufkin
Crockett
Temple
Jasper
Huntsville
Lake Charles
Beaumont
Port Arthur
San Anton
Boquillas del Carmen
Acuña
Piedras Negras
Victoria
Beeville
Laredo
Corpus Christi
Gulf of Mexico
Ciudad Sabinas Hidalgo

Sources: SNL Financial and MapPoint

Including U.S. Bank Branch Acquisitions

U.S. Bureau of Labor Statistics

www.texaswideopenforbusiness.com

U.S. Bureau of Labor Statistics

www.texaswideopenforbusiness.com

U.S. Bureau of Labor Statistics

www.texaswideopenforbusiness.com

$ in millions

*	Excluding the non-cash after tax impairment charge related to FNMA/FLHMC preferred stock of $6.5 million, EPS was $1.94
**	Excluding the non-cash after tax impairment charge related to FNMA/FLHMC preferred stock of $9.1 million, EPS was $1.86

September 30, 2011

3Q11 Cost of Deposits= 0.50%

	Amount	% of total

Non-interest Bearing DDA	$1,861,907	23.87%

Interest Bearing DDA	1,332,914	17.09

MMA & Savings	2,493,699	31.98

CD’s & IRA’s<100m	1,005,672	12.90

CD’s & IRA’s>100m	1,104,547	14.16

Total Deposits	$7,798,739	100.00%

$ in thousands

$ in millions

Loan Portfolio

September 30, 2011
Loans/ Deposits: 45.9%

Agriculture 4.50%
Home Equity 3.73%
Consumer 2.15%
Commercial R.E. 38.17%
1-4 Family Residential 26.26%
Construction 13.11%
Commercial 12.08%

CRE Loan Breakout

Approximate $ in million

Owner Occupied:	$518
Office Building:	$186
Multi-family:	$85
Strip Center:	$150
Church:	$124
Other:	$364

Construction Loan Breakout

Approximate $ in million

Single Family:	$127
Land Development:	$44
Raw Land:	$64
Lots:	$143
Commercial/ Other:	$112

		Amount	% of total
Commercial R.E.	$	1,426,704	38.17%
Commercial		451,541	12.08
Construction		490,193	13.11
1-4 Family Residential		981,388	26.26
Consumer		80,240	2.15
Agriculture		168,011	4.50
Home Equity		139,553	3.73
Gross Loans	$	3,737,630	100.0%

$ in thousands

Texas Peer Group Includes: CFR, EBTX, FFIN, FBTX, IBOC, MCBI, SBSI, SNBI, SBIB, SBIT, TCBI, TRBS & TXUI

^ SNBI, SBIT, TRBS & TXUI have been acquired and were excluded from 2006 & 2007 and FBTX failed and was excluded from 2008

NOTE: 3Q11 does not include IBOC or TCBI as required data was not reported

Source: SNL Financial

Texas Peer Group Includes: CFR, EBTX, FFIN, FBTX, IBOC, MCBI, SBSI, SNBI, SBIB, SBIT, TCBI, TRBS & TXUI

^ SNBI, SBIT, TRBS & TXUI have been acquired and were excluded from 2006 & 2007 and FBTX failed and was excluded from 2008

Source: SNL Financial

Corporate Headquarters	Investor Contacts

Prosperity Bank Plaza	David Zalman

4295 San Felipe	Chairman & Chief Executive Officer

Houston, Texas 77027	979.543.2200

david.zalman@prosperitybanktx.com

281.269.7199 Telephone	Dan Rollins

281.269-7222 Fax	President & Chief Operating Officer

www.prosperitybanktx.com	281.269.7199

dan.rollins@prosperitybanktx.com

David Hollaway

Chief Financial Officer

979.543.2200

david.hollaway@prosperitybanktx.com

As Originally Reported ($ in thousands, except EPS)	2005	2006	2007	2008	2009	2010	3Q 2011

Non Interest Income	$30,021	$33,982	$52,923	$52,370	$60,097	$53,833	$14,581

Net Interest Income	$110,897	$138,145	$200,435	$227,729	$307,101	$318,148	$82,538

Net Income	$47,860	$61,725	$90,635 *	$93,623 **	$111,879	$127,708	$36,373

Book Value Per Share	$16.69	$20.26	$25.51	$27.24	$29.03	$31.11	$32.87

Tangible Book Value Per Share	$6.48	$6.62	$7.42	$7.43	$9.43	$10.70	$12.67

ROAA	1.42%	1.44%	1.49%*	1.33%**	1.26%	1.38%	1.52%

ROAE	11.56%	10.24%	8.72%*	7.85%**	8.57%	9.08%	9.51%

ROAE- tangible	29.88%	31.53%	32.34%*	26.77%**	28.66%	27.40%	25.03%

Efficiency Ratio	48.91%	45.27%	46.19%	46.51%	46.27%	44.83%	42.38%

Leverage Ratio	7.83%	7.76%	8.09%	5.68%	6.47%	6.87%	7.70%

Tier I Risk Capital	15.34%	13.52%	13.13%	10.27%	12.61%	13.64%	15.47%

Total Risk Capital	16.37%	14.55%	14.11%	11.17%	13.86%	14.87%	16.69%

Tangible Ratio	5.46%	5.24%	5.88%	4.19%	5.53%	5.86%	6.89%

*	Does not include the non-cash after tax impairment charge related to FNMA/FLHMC preferred stock of $6.5 million.
**	Does not include the non-cash after tax impairment charge related to FNMA/FLHMC preferred stock of $9.1 million.

									At Announcement
	Date of Announcement	Seller	# of Branches	City	State	Type	Consideration	Accounting Method	PRSP Assets ($000)	Sellers’ Assets ($000)	Sellers’ Assets Contribution (%)	Deal Value ($ In MM
1	02/07/08	1st Choice Bancorp, Inc.	1	Houston	TX	Bank	Mixed	Purchase	6,372,343	313,900	4.69	66.2
2	05/01/07	The Bank of Navasota	1	Navasota	TX	Bank	Common Stock	Purchase	6,247,926	72,300	1.14	17.1
3	07/19/06	Texas United Bancshares, Inc.	34	La Grange	TX	Bank	Common Stock	Purchase	4,547,220	1,818,000	27.82	357.1
4	11/16/05	SNB Bancshares, Inc.	6	Houston	TX	Bank	Mixed	Purchase	3,493,972	1,121,747	24.30	242.7
5	09/12/05	Grapeland Bancshares, Inc.	2	Grapeland	TX	Bank	Common Stock	Purchase	3,479,747	73,000	2.15	7.3
6	10/26/04	FirstCapital Bankers, Inc.	20	Corpus Christi	TX	Thrift	Common Stock	Purchase	2,709,169	773,566	22.21	135.7
7	05/12/04	Village Bank and Trust	1	Austin	TX	Thrift	Cash	Purchase	2,449,553	110,400	4.31	20.2
8	04/26/04	Liberty Bank	4	Austin	TX	Thrift	Mixed	Purchase	2,449,553	186,000	7.06	42.0
9	10/06/03	First State Bank of North Texas	3	Dallas	TX	Bank	Mixed	Purchase	2,078,532	93,900	4.32	21.3
10	07/21/03	Mainbancorp	3	Dallas	TX	Bank	Mixed	Purchase	1,983,277	195,700	8.98	39.7
11	03/05/03	BankDallas SSB	1	Dallas	TX	Thrift	Cash	Purchase	1,822,256	40,716	2.19	7.0
12	02/03/03	Abrams Centre Bancshares, Inc.	1	Dallas	TX	Bank	Cash	Purchase	1,822,256	95,388	4.97	16.3
13	08/15/02	First National Bank of Bay City	1	Bay City	TX	Bank	Cash	Purchase	1,360,356	28,174	2.03	5.0
14	07/15/02	Southwest Bank Holding Company	2	Dallas	TX	Bank	Cash	Purchase	1,289,637	127,055	8.97	21.0
15	05/02/02	Paradigm Bancorporation, Incorporated	8	Houston	TX	Bank	Common Stock	Purchase	1,289,637	259,262	16.74	41.6
16	04/26/02	First State Bank	1	Needville	TX	Bank	Cash	Purchase	1,289,637	17,539	1.36	3.7
17	02/22/02	Texas Guaranty Bank, N.A.	2	Houston	TX	Bank	Cash	Purchase	1,262,152	75,019	5.61	11.8
18	11/08/00	Commercial Bancshares, Inc.	12	Houston	TX	Bank	Common Stock	Pooling	693,079	401,271	36.67	53.3
19	06/21/99	South Texas Bancshares, Inc.	3	Beeville	TX	Bank	Cash	Purchase	461,903	142,091	23.53	23.4
20	06/05/98	Union State Bank	1	East Bernard	TX	Bank	Cash	Purchase	339,287	79,174	18.92	17.6

Branch Acquisitions

	Date of Announcement	Seller	# of Branches	Branch Type	Branch Locale State	Amount of Deposits Transferred ($000)	Deposit Premium ($000)
1	2/8/2010	First Bank	19	Bank	TX	500,000	36,000
2	1/19/2010	U.S. Bank	3	Bank	TX	420,000	13,000
3	11/7/2008	Franklin Bank	46	Bank	TX	3,700,000	60,000
4	10/22/2007	Banco Popular North America	6	Bank	TX	140,000	NA
5	6/15/2000	Compass Bancshares, Inc.	5	Bank	TX	87,000	NA
6	2/27/1998	Grimes County Capital Corporation	1	Bank	TX	5,900	250
7	3/30/1997	Wells Fargo & Company	1	Bank	TX	NA	NA
8	3/11/1996	Victoria Bankshares, Inc.	1	Bank	TX	46,000	NA

	12/31/2005		12/31/2006		12/31/2007		12/31/2008		12/31/2009		12/31/2010		CAGR
Loan Composition

Commercial	$222.8	14.4%	$297.7	13.7%	$453.6	14.5%	$499.1	14.0%	$415.5	12.3%	$440.5	12.6%	14.6%

Construction	$206.7	13.4%	$433.2	19.9%	$683.2	21.7%	$666.1	18.6%	$557.2	16.5%	$502.3	14.4%	19.4%

1-4 Family Residential	$313.2	20.3%	$377.0	17.3%	$526.3	16.7%	$668.1	18.7%	$709.1	21.0%	$824.1	23.6%	21.3%

Home Equity	$58.7	3.8%	$63.4	2.9%	$93.9	3.0%	$107.0	3.0%	$117.7	3.5%	$118.8	3.4%	15.1%

Commercial Real Estate	$619.3	40.3%	$881.1	40.5%	$1,148.7	36.6%	$1,343.4	37.7%	$1,339.2	39.7%	$1,370.6	39.3%	17.2%

Agriculture	$56.3	3.6%	$57.4	2.6%	$114.0	3.6%	$145.7	4.1%	$135.5	4.0%	$140.8	4.0%	20.1%

Consumer	$65.1	4.2%	$66.7	3.1%	$123.2	3.9%	$137.7	3.9%	$102.4	3.0%	$88.0	2.5%	6.2%

Total Loans	$1,542.1	100.0%	$2,176.5	100.0%	$3,142.9	100.0%	$3,567.1	100.0%	$3,376.7	100.0%	$3,485.0	100.0%	17.7%

$ in millions